UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 21, 2018

ULTRAGENYX PHARMACEUTICAL INC.

(Exact name of registrant as specified in charter)

Delaware	001-36276	27-2546083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court, Novato, California	94949
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (415) 483-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01Other Events

As previously reported, on November 7, 2017, Ultragenyx Pharmaceutical Inc. (the “Company” or “Ultragenyx”) acquired Dimension Therapeutics, Inc. The Company is providing the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017, and the related notes thereto, of the Company after giving effect to the acquisition and related transactions herein.

Item 9.01Financial Statements and Exhibits

(b)Pro Forma Financial Information.

(1)	The unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017, and the related notes thereto, are attached hereto as Exhibit 99.1.

(d) Exhibits

Exhibit No.Description

99.1	Unaudited pro forma condensed combined statement of operations for the year ended December 31, 2017, and the related notes thereto.

***

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 21, 2018

Ultragenyx Pharmaceutical Inc.

By:       /s/ Shalini Sharp
Name:  Shalini Sharp
Title:    Executive Vice President, Chief Financial

             Officer